Exhibit 10.1

FOURTH SUPPLEMENTAL INDENTURE

This Fourth Supplemental Indenture, dated as of September 29, 2008 (this “Fourth Supplemental Indenture”), is among Georgia Gulf Corporation, a Delaware corporation (together with its successors and assigns, “GGC”), each existing Subsidiary Guarantor under the Indenture referred to below, and U.S. Bank National Association, a national banking association (as successor to SunTrust Bank, a Georgia banking corporation), as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, GGC, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of December 3, 2003, as amended by that certain First Supplemental Indenture, dated as of April 24, 2007, by and among GGC, the Subsidiary Guarantors named therein, and the Trustee, that certain Second Supplemental Indenture, dated as of May 23, 2008, by and among GGC, the Subsidiary Guarantors named therein, and the Trustee, and that certain Third Supplemental Indenture, dated as of June 4, 2008, by and among GGC, the Subsidiary Guarantors named therein, and the Trustee (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of the 7 1/8% Senior Notes due 2013 of GGC (the “Securities”);

WHEREAS, GGC and the Subsidiary Guarantors desire to execute and deliver this Fourth Supplemental Indenture to, among other things:  (i) amend Section 6.1 (Events of Default) of the Indenture, (ii) waive any Defaults and Events of Default, and their consequences, that may exist as of the date of this Fourth Supplemental Indenture, (iii) amend certain definitions contained in the Indenture and add certain definitions thereto, and (iv) make certain additional conforming amendments to the Indenture (collectively, the “Proposed Amendments”);

WHEREAS, the Board of Directors of GGC has determined that it is in the best interests of GGC and the Subsidiary Guarantors to make the Proposed Amendments;

WHEREAS, Section 9.2 of the Indenture provides that GGC, the Subsidiary Guarantors and the Trustee may amend the Indenture without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (the “Required Consent”);

WHEREAS, GGC has obtained the Required Consent;

WHEREAS, pursuant to Section 6.4 of the Indenture, subject to certain exceptions, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may waive, by their consent, an existing Default or Event of Default and its consequences;

WHEREAS, the Trustee has received written notice from the Holders of a majority in principal amount of the outstanding Securities waiving any Defaults and Events of Default, and their consequences, that may exist as of the date of this Fourth Supplemental Indenture; and

WHEREAS, pursuant to Section 9.2 of the Indenture, GGC, the Subsidiary Guarantors and the Trustee are authorized to execute and deliver this Fourth Supplemental Indenture;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, GGC, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

ARTICLE I

Definitions

1.1  Defined Terms.  As used in this Fourth Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined, except that the term “Holders” in this Fourth Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf or for the benefit of such holders.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Fourth Supplemental Indenture refer to this Fourth Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Amendments

2.1  Amendment of Section 3.7 (Limitation on Affiliate Transactions).  Section 3.7 of the Indenture is hereby amended:

(a)           by deleting the words “Section 3.4” from the end of clause (1) of Section 3.7(b) and inserting the following language in lieu thereof:

“Section 4.07 of the 2006 Indenture”.

(b)           by deleting the words “Section 3.3” from the end of clause (4) of Section 3.7(b) and inserting the following language in lieu thereof:

“Section 4.09 of the 2006 Indenture”.

2.2  Amendment of Section 4.1 (Merger and Consolidation).  Section 4.1 of the Indenture is hereby amended by deleting the words “Section 3.3(a) of this Indenture” from clause (iii) of Section 4.1 and inserting the following language in lieu thereof:

“Section 4.09(a) of the 2006 Indenture”.

2.3       Amendment of Section 6.1 (Events of Default).  Section 6.1 of the Indenture is hereby amended:

(a)           by deleting the words “3.3, 3.4,” from clause (4) of Section 6.1.

(b)           by inserting the following language after the word “above” in clause (5) of Section 6.1:

“, and other than those contained in Sections 3.3 or 3.4”.

(c)           by deleting the word “or” from the end of clause (9) of Section 6.1.

(d)           by deleting the “.” from the end of clause (10) of Section 6.1, and inserting “; or” in lieu thereof.

(e)           by inserting a new clause (11) immediately following clause (10) of Section 6.1, which clause (11) shall read in its entirety as follows:

“the Company fails to comply with or defaults in the performance of, or a breach by the Company of, any covenant or agreement contained in Section 4.07 or 4.09 of the 2006 Indenture and such default continues for 60 days after the notice specified below (with such notice only given after the expiry of the periods permitted to perform an obligation), regardless of whether any Indebtedness Incurred under the 2006 Indenture has been accelerated prior to its maturity as contemplated by Section 6.1(6) of this Indenture.”

(f)            by deleting the words “(4) or (5)” each time they appear in the first sentence of the penultimate paragraph of Section 6.1 and inserting the following language in lieu thereof:

“(4), (5) or (11)”.

(g)           by adding a new paragraph immediately prior to the last paragraph of Section 6.1, which new paragraph shall read in its entirety as follows:

“Notwithstanding anything to the contrary contained in this Indenture, the Company shall be under no obligation to comply with any of the provisions of Sections 3.3 or 3.4, the Company’s failure to comply with any of Sections 3.3 or 3.4, or default by the Company in the performance of or breach by the Company of any covenant or agreement contained in Sections 3.3 or 3.4, shall not constitute a “Default” or an “Event of Default” under this Indenture, nor shall any such failure to comply with or default or breach of any term, condition or limitation set forth in any such covenant or agreement give rise to any Securityholder rights or remedies, including, without limitation, rights to request or seek specific performance of any such covenant or agreement, and the Company shall have no liability in respect of any such failure to comply with or default or breach of any term, condition or limitation set forth in any such covenant.  Without limiting the generality of the foregoing, it is understood that Sections 3.3 and 3.4 shall continue to have effect only to the extent they relate to other covenants and agreements contained in this Indenture.”

(h)           by deleting the words “(9) or (10)” from the last paragraph of Section 6.1 and inserting the following language in lieu thereof:

“(9), (10) or (11)”.

2.4  Amendment of Section 8.1 (Discharge of Liability on Securities; Defeasance).  Section 8.1 of the Indenture is hereby amended:

(a)           by inserting the following language immediately after the reference to “4.1(iii)” contained in Section 8.1(b)(ii):

“, and Sections 4.07 and 4.09 of the 2006 Indenture,”.

(b)           by deleting the words “6.1(9) and 6.1(10)” from Section 8.1(b)(ii) and inserting the following language in lieu thereof:

“6.1(9), 6.1(10) and 6.1(11)”.

(c)           by deleting the words “3.3, 3.4,” from the last sentence of the penultimate paragraph of Section 8.1(b).

(d)           by deleting the words “6.1(9) or 6.1(10)” from the last sentence of the penultimate paragraph of Section 8.1(b) and inserting the following language in lieu thereof:

“6.1(9), 6.1(10) or 6.1(11)”.

2.5  Amendment of Certain Defined Terms.

2.5.1        The definition of “Disqualified Stock” set forth in Section 1.1 of the Indenture is hereby amended by deleting the words “Section 3.4” from the end of such definition and inserting the following language in lieu thereof:

“Section 4.07 of the 2006 Indenture”.

2.5.2        The definition of “Permitted Investment” set forth in Section 1.1 of the Indenture is hereby amended:

(a)           by deleting the words “Section 3.3” from the end of clause (10) of such definition and inserting the following language in lieu thereof:

“Section 4.09 of the 2006 Indenture”.

(b)           by deleting the words “Section 3.3” from the end of clause (12) of such definition and inserting the following language in lieu thereof:

“Section 4.09 of the 2006 Indenture”.

(c)           by deleting the words “Section 3.3(a)” from the end of clause (14) of such definition and inserting the following language in lieu thereof:

“Section 4.09(a) of the 2006 Indenture”.

2.5.3        The definition of “Receivables Entity” set forth in Section 1.1 of the Indenture is hereby amended by inserting the following language as a new sentence at the end of such definition:

“It is understood that GGRC Corp., a Delaware corporation, shall be deemed to be a “Receivables Entity” for all purposes under this Indenture.”

2.5.4        The definition of “Unrestricted Subsidiary” set forth in Section 1.1 of the Indenture is hereby amended:

(a)           by deleting the words “Section 3.4” from the end of clause (2) of such definition and inserting the following language in lieu thereof:

“Section 4.07 of the 2006 Indenture”.

(b)           by deleting the words “Section 3.3(a)” from the last sentence of such definition and inserting the following language in lieu thereof:

“Section 4.09(a) of the 2006 Indenture”.

2.5.5        Section 1.1 of the Indenture is hereby amended to include the following definition in its proper alphabetical location:

“2006 Indenture” means that certain indenture, dated as of October 3, 2006, by and among the Company, the Guarantors (as such term is defined in the 2006 Indenture) party thereto, and LaSalle Bank National Association, as trustee, as amended by that certain First Supplemental Indenture, dated as of April 24, 2007, by and among the Company, the Guarantors party thereto, and LaSalle Bank National Association, as trustee, that certain Second Supplemental Indenture, dated as of April 24, 2007, by and among the Company, the Guarantors party thereto, and LaSalle Bank National Association, as trustee, and that certain Third Supplemental Indenture, dated as of June 13, 2008, by and among the Company, the Guarantors party thereto, and LaSalle Bank National Association, as trustee, as the same may be amended, modified, or supplemented from time to time pursuant to the provisions of Section 9.01 thereof.

ARTICLE III

Waiver

3.1  Waiver of Defaults and Events of Default.  Any and all Defaults and Events of Default by the Company and/or any Subsidiary Guarantor, and the consequences thereof, in each case whether known or unknown, occurring prior to, or that may exist as of, the date of this Fourth Supplemental Indenture, are hereby permanently waived in their entirety; provided, however, that this Section 3.1 shall not apply to, and there shall be no waiver with respect to, any new Defaults or Events of Default described in clauses (1), (2), (6)(b), (7) or (8) of Section 6.1 of the Indenture, occurring between July 14, 2008, and the date of this Fourth Supplemental Indenture.

ARTICLE IV

Miscellaneous

4.1   Parties.  Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Fourth Supplemental Indenture or the Indenture or any provision herein or therein contained.

4.2   Governing Law.  This Fourth Supplemental Indenture shall be governed by the laws of the State of New York.

4.3   Severability Clause.  In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

4.4   Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Fourth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Fourth Supplemental Indenture.

4.5   Counterparts.  The parties hereto may sign one or more copies of this Fourth Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

4.6   Headings.  The headings of the Articles and the sections in this Fourth Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

GEORGIA GULF CORPORATION

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

U.S. BANK NATIONAL ASSOCIATION (as successor to SUNTRUST BANK), as Trustee

By:	/s/ Robert C. Butzier
Name:	Robert C. Butzier
Title:	Vice President

GEORGIA GULF CHEMICALS & VINYLS, LLC

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

GEORGIA GULF LAKE CHARLES, LLC

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

GREAT RIVER OIL & GAS CORPORATION

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROME DELAWARE CORP.

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROYAL PLASTICS GROUP (U.S.A.) LIMITED

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

PLASTIC TRENDS, INC.

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROYAL OUTDOOR PRODUCTS, INC.

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC.

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 12 INC.

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC.

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President

ROYAL WINDOW COVERINGS (USA) L.P.

By: NOVO MANAGEMENT, INC.,
its Managing Partner

By:	/s/ Joel I. Beerman
Joel I. Beerman
Vice President